Exhibit 10.1
AMENDMENT NO. 3

This AMENDMENT NO. 3, dated as of May 15, 2018 (this “Amendment”) is entered into by and among BASIC ENERGY RECEIVABLES, LLC (the “Borrower”), BASIC ENERGY SERVICES, L.P. (the “Servicer”), BASIC ENERGY SERVICES, INC. (“Parent”), the Lenders signatory hereto (each a “Consenting Lender” and collectively, the “Consenting Lenders”), and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
A. Borrower, Servicer, Parent, the lenders from time to time party thereto (the “Lenders”) and Administrative Agent are parties to that certain to the CREDIT AND SECURITY AGREEMENT dated as of September 29, 2017 (as amended or otherwise modified from time to time, the “Credit Agreement”), and
B. The Borrower, Administrative Agent and Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.
Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment Effective Date (as defined below):
(a) The definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Borrowing Base” means, as of any date, an amount equal to (i) the product of (a) the Net Receivables Balance as of such date multiplied by (b) the Advance Rate as of the applicable Calculation Date, plus (ii) the lesser of (x) $15,000,000 and (y) the product of (a) the Eligible Unbilled Receivables Balance as of such date multiplied by (b) the Advance Rate as of the applicable Calculation Date (such amount equal to the sum of clause (i) and clause (ii) being the “Eligible Amount”), minus (iii) the Borrowing Base Availability Reserve. The Borrowing Base set forth in any Borrowing Base Report shall remain in effect until the next Borrowing Base Report is delivered pursuant to Section 8.01(k).”

Exhibit 10.1
(b) Section 8.01 of the Credit Agreement is hereby amended by amending and restating clause (i) of Section 8.01(k) thereof in its entirety as follows:
“(k) (i) as soon as reasonably practicable but in any event within (x) three (3) Business Days after the 15th day of each month and (y) five (5) Business Days after the last day of each calendar month, a Borrowing Base Report, as of such 15th day or last day, as applicable, of such calendar month, and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Agents may reasonably request,”
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Borrower, Servicer and Parent each represents and warrants to the Administrative Agent and the Lenders that:
(a) The representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.
(b) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
(c) None of the Loan Documents in effect on the Amendment Effective Date, including, without limitation, the Receivables Transfer Agreement, will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Liens created under such Loan Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment Effective Date.
(d) The Credit Agreement, as amended by this Amendment and the consummation of the transactions contemplated hereby, (i) have been duly authorized by all requisite corporate or limited liability company action of the Borrower, Servicer and Parent, (ii) are permitted under and will not violate the organizational or governance documents of such Persons and (iii) will not violate, conflict with or result in a default under any agreement or other instrument binding upon such Persons or their assets, including, without limitation, the Parent Credit Agreement or any other Loan Document, except, with respect to clause (iii) above, for any such violation, conflict or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):
(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the other Loan Parties, the Supermajority Lenders and the Administrative Agent.
(b) The Administrative Agent shall have received, for the ratable benefit of each Consenting Lender which has executed and delivered its signature page to this Amendment prior to 12:00 noon (eastern time) on May 15, 2018, a fee in an amount equal to the product of (i) 0.10% times (ii) the aggregate Commitments of such Consenting Lenders.
SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.
(b) From and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment.
(c) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d) The Credit Agreement and each of the other Loan Documents remains in full force and effect, except as expressly amended hereby.
SECTION 6. Reaffirmation; Further Assurances. Each of the Borrower and the other Loan Parties hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby, and each of the foregoing hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall

Exhibit 10.1
continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Winston & Strawn LLP.
SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.
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Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UBS AG, Stamford Branch, as Administrative Agent and as a Lender,
by
/s/ Darlene Arias
Name: Darlene Arias
Title: Director

by
/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

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CIT Bank, N.A., as a Lender,
by
/s/ Stewart McLeod
Name: Stewart McLeod
Title: Director

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Morgan Stanley Senior Funding, Inc., as a Lender,
by
/s/ Jake Dowden
Name: Jake Dowden
Title: Vice President

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Siemens Financial Services, Inc., as a Lender,
by
/s/ John Finore
Name: John Finore
Title: Vice President

/s/ Maria Ler	/s/ Maria Ler
Name: Maria Ler
Title: Vice President

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Basic Energy Receivables, LLC, as Borrower
By: _/s/ T.M. “Roe” Patterson
Name: T.M. “Roe” Patterson
Title: President and CEO

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Basic Energy Services, L.P., as Servicer

By: Basic Energy Services GP, LLC, its General Partner

By: Basic Energy Services, Inc., its
Sole Member

By: _/s/ T.M. “Roe” Patterson
Name: T.M. “Roe” Patterson
Title: President and CEO

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Basic Energy Services, Inc., as Performance Guarantor

By: _/s/ T.M. “Roe” Patterson
Name: T.M. “Roe” Patterson
Title: President and CEO

Exhibit 10.1
Agreed to and acknowledged by the undersigned solely with respect to Section 6 hereof.

BER Holdco, LLC, as SPV Holdco

By: _/s/ T.M. “Roe” Patterson
Name: T.M. “Roe” Patterson
Title: President and Manager